                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2001
                                                         ----------------



                      UNITED DOMINION REALTY TRUST, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)



      Virginia                      1-10524               54-0857512
----------------------  ------------------------    -----------------------
(State or other         (Commission File Number)        (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation of
organization)



                400 East Cary Street,  Richmond, Virginia 23219
                -----------------------------------------------
              (Address of principal executive offices - zip code)



                                (804) 780-2691
                                --------------
              Registrant's telephone number, including area code

ITEM 5.   OTHER EVENTS

On February 1, 2001, United Dominion Realty Trust, Inc. ("United Dominion"), the registrant, issued a Press Release announcing 2000 fourth quarter and year to
date results of operations.   The following is a summary of United Dominion
Realty Trusts, Inc.'s Press Release:

                 UNITED DOMINION REALTY TRUST, INC. ANNOUNCES
                   2000 FOURTH QUARTER AND YEAR-END RESULTS

RICHMOND, VA. (February 1, 2001) United Dominion Realty Trust, Inc. (NYSE: UDR) today reported funds from operations (FFO) of $45.6 million, or $0.37 per share, for the quarter ended December 31, 2000, a per share increase of 3.1% over FFO of $0.36 per share, or $44.2 million, for the same period of 1999. FFO is reported on a diluted basis.

For the year ended December 31, 2000, FFO was $181.4 million, or $1.47 per share, before certain non-recurring items. The non-recurring items were recorded in the third quarter and consisted of charges for litigation and organizational changes partially offset by a gain on the sale of a land parcel. FFO including these items was $178.5 million, or $1.45 per share. For 1999, the Company reported FFO of $176.6 million, or $1.42 per share.

                                  Highlights

     . Same community revenues increased 3.9% in fourth quarter of 2000
     . Fourth quarter 2000 NOI for same communities increased 3.7%
     . Same community economic occupancy up 0.3% in fourth quarter of 2000 . Awarded national multifamily customer service award
     . Total debt decreased by $135 million during the year
     . Sold $215 million of non-strategic properties in 2000
     . CEO search committee interviewing candidates

"During the fourth quarter, important progress was made in a number of areas," stated John P. McCann, chairman and chief executive officer. "Our same community results improved and corporate earnings were in line with expectations. During the full year, we increased earnings while simultaneously decreasing debt by $135 million and improving the Company's financial flexibility. Furthermore, we were pleased to learn this month that the leading independent surveyor of the apartment industry has for the second consecutive year given United Dominion its top award for customer service provided by the country's largest apartment operators."

McCann further noted that, "At the same time this important progress was being made within the Company, the CEO search committee of the board of directors is proceeding with interviews of candidates. We are encouraged by the caliber of these candidates and their interest in leading the Company."

                               Financial Results
                               -----------------

On a year-over-year basis, fourth quarter 2000 same community net operating income (NOI) growth of 3.7% was the result of a 3.9% increase in revenues from rental and other income that more than offset a 4.2% increase in operating expenses. During the fourth quarter, 73,557 homes were classified as same community on a weighted average basis.

     Same Community Results ($ in thousands, except monthly rent)
     ------------------------------------------------------------

                                          4Q00            4Q99        % Change
                                          -----           ----        -------
    Gross potential rent                $150,252         $145,412       3.3%
    Rental and other income              143,129          137,764       3.9%
    Expenses                              55,058           52,845       4.2%
    Net operating income                  88,071           84,919       3.7%

    Average monthly rent per home       $    681         $    659       3.3%
    Average monthly rent per SF         $   0.77         $   0.75       3.3%
    Average physical occupancy              94.2%            93.7%      0.5%
    Average economic occupancy              92.1%            91.8%      0.3%
    Operating margin                        61.5%            61.6%     -0.1%


The following table provides same community operating results for the year ending December 31, 2000 and the prior year. During 2000, 76,267 homes were classified as same community on a weighted average basis.

     Same Community Results ($ in thousands, except monthly rent)
     ------------------------------------------------------------

                                        12M00            12M99        % Change
                                        -----            -----        --------
    Gross potential rent                $610,517         $593,401       2.9%
    Rental and other income              581,070          557,776       4.2%
    Expenses                             225,633          216,440       4.2%
    Net operating income                 355,437          341,336       4.1%

    Average monthly rent per home       $    667         $    648       2.9%
    Average monthly rent per SF         $   0.76         $   0.74       2.9%
    Average physical occupancy              94.2%            93.0%      1.2%
    Average economic occupancy              91.8%            91.0%      0.8%
    Operating margin                        61.2%            61.2%      0.0%

"In 2000, we placed a high priority on increasing our occupancy levels," said John S. Schneider, United Dominion's president and chief operating officer. "We are pleased that economic occupancy increased by 0.8% during the year. This increase, coupled with an almost 3% increase in average monthly rent plus strong growth in non-rental revenues, enabled us to increase total same community revenues by 4.2% during the year.

"As we have noted since the middle of last year, expense increases have exceeded our long-term objective of limiting annual increases to 2.5% or less. The increases during 2000 were primarily driven by increases in property insurance costs and higher real estate taxes," observed Schneider. "Excluding increases in these two areas, all other same community expenses increased only 1.1% during the year."


                            Customer Service Award
                            ----------------------

United Dominion has won the "2000 National Multifamily Customer Service Award for Excellence" in the Level 1 category. This category encompasses the largest real estate companies surveyed, each with more than 100 apartment communities under management. The award was presented by CEL & Associates, Inc., the nation's largest independent customer surveyor for the apartment industry.

"This is the second year in a row that we have won this important award," said Schneider. "Excelling in customer service has always been a key part of our operating strategy for delivering superior value to our residents. We are delighted that our efforts are being recognized and that we are setting ourselves apart from our competition in this regard."


                             Divestiture Activity
                             --------------------

Divestitures during 2000 totaled $214 million and included 26 communities with 5,835 apartment homes sold at a capitalization rate of 9.3% (annualized 2000 NOI less a $250 per unit replacement reserve divided by the sales price). For the fourth quarter, sales totaled $41 million and included 1,186 apartment homes sold at a capitalization rate of 9.1%. The proceeds of the divestiture program have been primarily used to pay down debt and, to a lesser extent, buy back preferred and common stock.


Debt Reduction

United Dominion is continuing its strategy of reducing its debt levels, strengthening its capitalization structure and increasing financial flexibility. At December 31, 2000, total debt was $1,992 million, which was $135 million below the level at the end of 1999.

During 2000, the Company completed a number of financing transactions, including the arrangement of a new $375 million revolving credit agreement and $200 million of long-term unsecured debt. In 2001, the Company expects a significantly lower level of financing activity, as debt maturities during the year are only $63 million.


                          Conference Call Information
                          ---------------------------

United Dominion will hold a conference call on February 2, 2001 at 11:00 am Eastern Standard Time (EST). The number to call and participate is 1-888-747-3526. To hear a replay, please call 1-888-266-2086, Access Code: 4901014. The call can also be heard at www.udrt.com or www.streetevents.com. A replay will
                          ------------    --------------------
be available on these sites for 90 days. Institutional members of Streetfusion can also access the conference call replay for 30 days at www.streetfusion.com.
                                                          --------------------

About United Dominion Realty Trust, Inc.
----------------------------------------

United Dominion is one of the country's largest multifamily real estate investment trusts, owning and operating apartment communities nationwide. The Company currently owns all or an interest in approximately 78,000 apartment homes and is the developer for approximately 1,900 homes under construction. United Dominion's common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on its web site at www.udrt.com.
                ------------

In addition to historical information, this press release contains forward-looking statements. The statements are based on current expectations, estimates and projections about the industry and markets in which United Dominion operates, as well as management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which may cause the company's actual results, performance, achievements pursuant to its disposition programs and its other activities to be materially different from the results, plans or expectations expressed or implied by such statements. For more details, please refer to the company's SEC filings, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q.


                            Financial Tables Follow

================================================================================

Attachment 1
------------
                       UNITED DOMINION REALTY TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                                         Three Months Ended               Twelve Months Ended
                                                                            December 31,                      December 31,
                                                                     ---------------------------------------------------------------
In thousands, except per share amounts                                  2000             1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
Rental and other property income                                      $152,978         $155,004         $616,825         $618,749

Rental expenses:
        Real estate taxes and insurance                                 16,861           15,708           69,071           63,425
        Personnel                                                       16,331           16,621           65,666           66,968
        Utilities                                                        6,203            6,999           25,791           30,106
        Repair and maintenance                                           8,902           10,899           36,469           41,339
        Administrative and marketing                                     5,698            6,392           23,771           25,410
        Property management                                              4,432            4,457           18,392           18,475
        Other operating                                                    320              323            1,426            1,539
                                                                      --------         --------         --------         --------
                                                                        58,747           61,399          240,586          247,262
Other income:
     Non-property income                                                   894              311            5,326            1,942

Other expenses:
    Real estate depreciation                                            37,689           30,913          152,994          121,727
    Interest                                                            38,114           37,737          156,040          153,748
    Impairment loss on real estate and investments                           -           12,200                -           19,300
    General and administrative                                           4,610            4,340           19,444           13,850
    Non real estate depreciation and amortization                          929            1,198            4,367            4,425
                                                                      --------         --------         --------         --------
                                                                        81,342           86,388          332,845          313,050

Income before gains on sales of investments, minority
  interests and extraordinary item                                      13,783            7,528           48,720           60,379
Gains on sales of depreciable property                                  11,728            5,541           30,618           37,995
Gains on sales of land                                                       -                -              832                -
                                                                      --------         --------         --------         --------
Income before minority interests and extraordinary item                 25,511           13,069           80,170           98,374
Minority interests of outside partnerships                                (375)            (588)          (1,501)          (1,245)
Minority interests of unitholders in operating partnership              (1,125)            (201)          (2,885)          (4,434)
                                                                      --------         --------         --------         --------
Income before extraordinary item                                        24,011           12,280           75,784           92,695
Extraordinary item-early extinguishment of debt                            564              584              831              927
                                                                      --------         --------         --------         --------
Net income                                                              24,575           12,864           76,615           93,622
Distributions to preferred shareholders-Series A and B                  (5,258)          (5,606)         (21,591)         (22,560)
Distributions to preferred shareholders-Series D (Convertible)          (3,825)          (3,788)         (15,300)         (15,154)
Discount on preferred share repurchases                                    595                -            2,929                -
                                                                      --------         --------         --------         --------
Net income available to common shareholders                           $ 16,087         $  3,470         $ 42,653         $ 55,908
                                                                      ========         ========         ========         ========
Earnings per common share:
    Basic                                                             $   0.16         $   0.03         $   0.41         $   0.54
    Diluted                                                           $   0.16         $   0.03         $   0.41         $   0.54

Common distributions declared per share                               $ 0.2675         $ 0.2650         $ 1.0700         $ 1.0600

Weighted average number of common shares outstanding-basic             102,710          102,735          103,072          103,604
Weighted average number of common shares outstanding-diluted           102,805          102,807          103,208          103,639
=================================================================================================================================

================================================================================

Attachment 2
-------------

                       UNITED DOMINION REALTY TRUST, INC.
                              FUNDS FROM OPERATIONS
                                   (Unaudited)


                                                                                     Three Months Ended        Twelve Months Ended
                                                                                        December 31,               December 31,
                                                                                    -----------------------------------------------
In thousands, except per share amounts                                               2000        1999          2000        1999
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                                            $ 24,575    $ 12,864     $ 76,615    $ 93,622

Adjustments:
   Distributions to preferred shareholders                                              (9,083)     (9,394)     (36,891)    (37,714)
   Real estate depreciation, net of outside partners' interest                          37,346      30,641      151,520     120,543
   Gains on sale of depreciable property, net of outside partners' interest            (11,728)     (5,541)     (30,300)    (37,995)
   Minority interests of unitholders in operating partnership                            1,125         201        2,885       4,434
   Real estate depreciation related to unconsolidated entities                              63          45          251         181
   Extraordinary item-early extinguishment of debt                                        (564)       (584)        (831)       (927)
   Impairment loss on real estate and investments                                            -      12,200            -      19,300
                                                                                      --------    --------     --------    --------
   Funds from operations-basic                                                        $ 41,734    $ 40,432     $163,249    $161,444
                                                                                      ========    ========     ========    ========

Adjustment:
   Distribution to preferred shareholders-Series D (Convertible)                         3,825       3,788       15,300      15,154
                                                                                      --------    --------     --------    --------
   Funds from operations-diluted                                                      $ 45,559    $ 44,220     $178,549    $176,598
                                                                                      ========    ========     ========    ========

Weighted average number of common shares and OP Units outstanding-basic                110,234     110,269      110,622     111,785
Weighted average number of common shares and OP Units outstanding-diluted              122,575     122,649      123,005     124,127

FFO per common share-basic                                                            $   0.38    $   0.37     $   1.48    $   1.44
                                                                                      ========    ========     ========    ========
FFO per common share-diluted                                                          $   0.37    $   0.36     $   1.45    $   1.42
                                                                                      ========    ========     ========    ========

FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in October, 1999 which is effective beginning January 1, 2000.

================================================================================

================================================================================

Attachment 3
------------

                      UNITED DOMINION REALTY TRUST, INC.
                          CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


                                                                                              December 31,    December 31,
 In thousands, except per share amounts                                                           2000            1999
 --------------------------------------------------------------------------------------------------------------------------
 ASSETS

 Real estate owned:
   Real estate held for investment                                                            $  3,758,974    $  3,577,848
     Less: accumulated depreciation                                                               (506,871)       (373,164)
                                                                                              ------------    ------------
                                                                                                 3,252,103       3,204,684
   Real estate under development                                                                    60,366          91,914
   Real estate held for disposition (net of accumulated depreciation of $2,534 and $22,700)         14,446         260,583
                                                                                              ------------    ------------
   Total real estate owned, net of accumulated depreciation                                      3,326,915       3,557,181
 Cash and cash equivalents                                                                          10,305           7,678
 Restricted cash                                                                                    44,943          56,969
 Deferred financing costs                                                                           14,271          13,511
 Investment in unconsolidated development joint venture                                              8,088               -
 Other assets                                                                                       49,435          52,978
                                                                                              ------------    ------------
   Total assets                                                                               $  3,453,957    $  3,688,317
                                                                                              ============    ============

 LIABILITIES AND SHAREHOLDERS' EQUITY

 Secured debt                                                                                 $    866,115    $  1,000,136
 Unsecured debt                                                                                  1,126,215       1,127,169
 Real estate taxes payable                                                                          30,554          30,887
 Accrued interest payable                                                                           18,059          17,867
 Security deposits and prepaid rent                                                                 22,524          20,738
 Distributions payable                                                                              36,128          36,020
 Accounts payable, accrued expenses and other liabilities                                           47,144          51,121
                                                                                              ------------    ------------
   Total liabilities                                                                             2,146,739       2,283,938

 Minority interests                                                                                 88,326          94,167

 Shareholders' equity
   Preferred stock, no par value; $25 liquidation preference,
     25,000,000 shares authorized;
        3,969,120 shares 9.25% Series A Cumulative Redeemable issued and outstanding
           (4,168,560 in 1999)                                                                      99,228         104,214
        5,439,109 shares 8.60% Series B Cumulative Redeemable issued and outstanding
           (5,946,300 in 1999)                                                                     135,978         148,658
        8,000,000 shares 7.50% Series D Cumulative Convertible Redeemable issued
           and outstanding (8,000,000 in 1999)                                                     175,000         175,000
   Common stock, $1 par value; 150,000,000 shares authorized
        102,219,250 shares issued and outstanding (102,740,777 in 1999)                            102,219         102,741
   Additional paid-in capital                                                                    1,081,387       1,083,687
   Distributions in excess of net income                                                          (366,531)       (296,030)
   Deferred compensation - unearned restricted stock awards                                           (828)           (305)
   Notes receivable from officer-shareholders                                                       (7,561)         (7,753)
                                                                                              ------------    ------------
   Total shareholders' equity                                                                    1,218,892       1,310,212
                                                                                              ------------    ------------
   Total liabilities and shareholders' equity                                                 $  3,453,957    $  3,688,317
                                                                                              ============    ============

================================================================================

================================================================================

Attachment 4
-------------

                      UNITED DOMINION REALTY TRUST, INC.
                        SELECTED FINANCIAL INFORMATION
                               DECEMBER 31, 2000
                            (Dollars in thousands)
                                  (Unaudited)

--------------------------------------------------------------------------------
                                DEBT STRUCTURE
--------------------------------------------------------------------------------

                                                                    Balance         % of Total   Interest Rate
                                                                  -----------       ----------   -------------
             Secured                    Fixed                       $593,718          29.8%          7.8%
                                        Floating                     272,397          13.7%          6.6%
                                                                  --------------------------------------------
                                        Combined                     866,115          43.5%          7.4%

             Unsecured                  Fixed                        771,815          38.7%          7.8%
                                        Floating                     354,400          17.8%          7.7%
                                                                  --------------------------------------------
                                        Combined                   1,126,215          56.5%          7.8%

             Interest Rate Swaps (A)    Fixed                        247,000                         7.4%
                                        Floating                    (247,000)                        7.8%


Total Debt                              Fixed                      1,612,533          80.9%          7.7%
                                        Floating                     379,797          19.1%          6.9%
                                                                  --------------------------------------------
                                        Combined                  $1,992,330         100.0%          7.6%

     (A) United Dominion has 15 interest rate swap agreements with a notional amount aggregating $247 million used to fix the interest rate on a portion of its variable rate debt.

--------------------------------------------------------------------------------
                                DEBT MATURITIES
--------------------------------------------------------------------------------

                           2001                $   62,965
                           2002                   108,177
                           2003                   424,753 (B)
                           2004                   354,678
                           2005                   249,136
          Thereafter                              792,621
                                               -----------
                                               $1,992,330
                                               ===========

     (B)  Includes $244.4 million of unsecured bank debt.

--------------------------------------------------------------------------------
                                COVERAGE RATIOS
--------------------------------------------------------------------------------

          Interest Coverage Ratio                          2.29 (C)
          Fixed Charge Coverage                            1.85 (D)

     (C)  EBITDA (before non-recurring items) divided by interest expense.
     (D) EBITDA (before non-recurring items) divided by interest expense and preferred dividends.

--------------------------------------------------------------------------------
                             MARKET CAPITALIZATION
--------------------------------------------------------------------------------

                                                 Balance    % of Total
                                                 -------    ----------
     Total debt                                 $1,992,330        56.0%
     Preferred at market                           380,293        10.7%
     Common (including OP Units)  at $10.8125    1,185,861        33.3%
                                                ----------------------
     Total market capitalization                $3,558,484       100.0%
                                                ======================

================================================================================

================================================================================

Attachment 5
------------

                      UNITED DOMINION REALTY TRUST, INC.
                     OPERATING INFORMATION BY MAJOR MARKET
                               December 31, 2000
                            (Dollars in thousands)
                                  (Unaudited)

                                                     % of Total
                                                     Portfolio
                                                                                   ----------------------------------
                                         Total        Based on      Total Same
                                                                                   ----------------------------------
                                       Apartment      Budgeted       Community            Physical Occupancy
                                                                                   ----------------------------------
                                         Homes        2000 NOI         Homes        4Q 2000     4Q 1999      Change
                                   ----------------------------------------------------------------------------------
   NORTHERN REGION:
Raleigh, NC                              2,951         4.6%            2,951          89.9%      92.3%      -2.4%
Richmond, VA                             2,372         3.7%            2,372          96.1%      97.0%      -0.9%
Charlotte, NC                            2,710         3.5%            2,490          91.7%      91.1%       0.6%
Greensboro, NC                           2,123         2.7%            2,123          91.5%      91.0%       0.5%
Baltimore, MD                            1,421         2.5%            1,230          98.7%      98.0%       0.7%
Wilmington, NC                           1,869         2.5%            1,869          89.3%      92.6%      -3.3%
Columbus, OH                             2,175         2.4%            1,723          95.0%      95.3%      -0.3%
Other Northern Markets                   8,383        12.0%            8,383          95.3%      95.9%      -0.6%

   SOUTHERN REGION:
Orlando, FL                              4,140         5.1%            3,848          94.1%      94.3%      -0.2%
Tampa, FL                                3,372         4.6%            3,372          95.5%      92.9%       2.6%
Memphis, TN                              1,956         2.3%            1,956          93.1%      94.0%      -0.9%
Atlanta, GA                              1,426         2.0%            1,426          95.6%      94.4%       1.2%
South Florida                            1,638         1.9%            1,280          94.8%      90.7%       4.1%
Nashville, TN                            2,220         2.6%            1,572          94.9%      93.1%       1.8%
Columbia, SC                             1,584         2.8%            1,584          95.0%      89.4%       5.6%
Other Southern Markets                   4,760         5.2%            4,332          91.7%      93.7%      -2.0%

   WESTERN REGION:
Dallas, TX                               4,533         5.8%            4,533          95.5%      94.6%       0.9%
Houston, TX                              5,722         5.5%            5,270          92.8%      90.7%       2.1%
San Francisco, CA                          980         3.6%              980          99.5%      99.5%       0.0%
Fort Worth, TX                           3,561         3.9%            3,561          96.9%      95.2%       1.7%
Phoenix, AZ                              3,460         4.1%            3,138          91.9%      93.3%      -1.4%
San Antonio, TX                          3,827         3.8%            3,348          93.3%      92.5%       0.8%
Monterey Peninsula, CA                   1,827         3.1%            1,827          96.7%      90.9%       5.8%
Southern California                      1,414         1.9%            1,022          95.6%      93.7%       1.9%
Seattle, WA                                628         0.9%              628          95.7%      97.5%      -1.8%
Other Western Markets                    6,167         7.2%            5,900          95.7%      94.6%       1.1%
                                   -----------------------     -------------     -------------------------------
            Totals                      77,219       100.0%           72,718          94.2%      93.7%       0.5%
                                   =======================     =============     ===============================
                                                 Same Community
                                  -------------------------------------------------------------------------------------------------

                                  -------------------------------------------------       ------------------------------------------
                                                 Net Operating Income                                Rental Rate
                                  -------------------------------------------------       -----------------------------------------
                                   4Q 2000          4Q 1999             Change             4Q 2000        4Q 1999          Change
                                  -------------------------------------------------------------------------------------------------
   NORTHERN REGION:
Raleigh, NC                       $  3,723         $  4,158             -10.5%           $   713         $   699             2.1%
Richmond, VA                         3,514            3,357               4.7%               694             668             4.0%
Charlotte, NC                        2,561            2,788              -8.1%               673             685            -1.8%
Greensboro, NC                       2,440            2,401               1.7%               633             627             1.0%
Baltimore, MD                        2,378            2,181               9.0%               738             709             4.0%
Wilmington, NC                       2,092            2,262              -7.5%               654             642             1.8%
Columbus, OH                         1,977            2,141              -7.7%               645             636             1.4%
Other Northern Markets              11,060           10,403               6.3%               659             633             4.2%

   SOUTHERN REGION:
Orlando, FL                          4,750            4,674               1.6%               693             673             3.0%
Tampa, FL                            4,047            3,879               4.3%               680             659             3.1%
Memphis, TN                          1,867            1,926              -3.1%               627             601             4.3%
Atlanta, GA                          1,865            1,796               3.8%               728             703             3.6%
South Florida                        1,837            1,672               9.9%               869             844             2.9%
Nashville, TN                        1,753            1,640               6.8%               635             626             1.5%
Columbia, SC                         1,604            1,377              16.5%               580             573             1.3%
Other Southern Markets               4,210            4,628              -9.0%               615             599             2.6%

   WESTERN REGION:
Dallas, TX                           4,987            5,005              -0.4%               666             647             3.0%
Houston, TX                          4,568            4,512               1.3%               597             587             1.8%
San Francisco, CA                    3,957            3,268              21.1%             1,706           1,498            13.9%
Fort Worth, TX                       3,597            3,314               8.5%               619             601             3.0%
Phoenix, AZ                          3,582            3,501               2.3%               692             665             4.1%
San Antonio, TX                      3,494            3,369               3.7%               647             635             1.9%
Monterey Peninsula, CA               2,857            2,450              16.6%               851             798             6.6%
Southern California                  1,702            1,412              20.5%               892             807            10.5%
Seattle, WA                            837              677              23.6%               711             686             3.8%
Other Western Markets                6,812            6,128              11.2%               642             622             3.2%
                                  -------------------------------------------         ------------------------------------------
            Totals                $ 88,071         $ 84,919               3.7%           $   681         $   659             3.3%
                                  ===========================================         ==========================================

================================================================================

================================================================================

    Attachment 6
    ------------

                      UNITED DOMINION REALTY TRUST, INC.
                     OPERATING INFORMATION BY MAJOR MARKET
                               DECEMBER 31, 2000
                            (Dollars in thousands)
                                  (Unaudited)

                               % of Total                                                  Same Community
                               Portfolio               -----------------------------------------------------------------------------
                       Total    Based on   Total Same  -------------------------  -----------------------   ------------------------
                     Apartment  Budgeted   Community      Physical Occupancy        Net Operating Income           Rental Rate
                                                       -------------------------  -----------------------   ------------------------
                       Homes    2000 NOI     Homes     YTD 2000 YTD 1999  Change  YTD 2000 YTD 199  Change  YTD 2000  YTD 19  Change
                     ---------------------------------------------------------------------------------------------------------------
  NORTHERN REGION:
Raleigh, NC             2,951    4.6%        2,951      90.8%    92.5%    -1.7%   $15,274  $ 16,520  -7.5%  $  707   $  693    2.0%
Richmond, VA            2,372    3.7%        2,372      96.2%    94.3%     1.9%    13,707    12,639   8.5%     684      661    3.5%
Charlotte, NC           2,710    3.5%        2,490      92.0%    91.2%     0.8%    10,900    11,613  -6.1%     676      680   -0.6%
Greensboro, NC          2,123    2.7%        2,123      92.5%    89.5%     3.0%     9,999     9,147   9.3%     631      625    0.9%
Baltimore, MD           1,421    2.5%        1,230      98.3%    96.9%     1.4%     9,319     8,559   8.9%     721      697    3.5%
Wilmington, NC          1,869    2.5%        1,869      89.5%    89.7%    -0.2%     8,449     8,539  -1.1%     648      646    0.3%
Columbus, OH            2,175    2.4%        1,723      95.0%    94.0%     1.0%     8,069     8,362  -3.5%     641      632    1.3%
Other Northern Markets  8,383   12.0%        8,383      95.3%    94.2%     1.1%    42,688    40,246   6.1%     643      622    3.3%

  SOUTHERN REGION:
Orlando, FL             4,140    5.1%        3,848      94.4%    94.1%     0.3%    18,564    18,157   2.2%     685      666    2.9%
Tampa, FL               3,372    4.6%        3,372      94.7%    92.5%     2.2%    16,595    16,018   3.6%     676      657    2.9%
Columbia, SC            1,584    2.8%        1,584      94.0%    90.2%     3.8%     8,646     8,338   3.7%     540      530    1.8%
Nashville, TN           2,220    2.6%        1,572      94.8%    93.9%     0.9%     8,398     8,226   2.1%     612      601    1.9%
Memphis, TN             1,956    2.3%        1,956      94.5%    93.7%     0.8%     8,167     7,903   3.3%     610      596    2.3%
Atlanta, GA             1,426    2.0%        1,426      94.6%    92.7%     1.9%     7,334     6,730   9.0%     718      692    3.7%
South Florida           1,638    1.9%        1,280      92.9%    91.1%     1.8%     6,872     6,577   4.5%     860      830    3.6%
Other Southern Markets  4,760    5.2%        4,332      92.5%    93.0%    -0.5%    17,791    18,132  -1.9%     608      593    2.5%

  WESTERN REGION:
Dallas, TX              4,533    5.8%        4,533      95.2%    94.4%     0.8%    20,621    20,088   2.7%     662      642    3.1%
Houston, TX             5,722    5.5%        5,270      92.8%    91.3%     1.5%    19,039    18,766   1.5%     589      577    2.2%
Fort Worth, TX          3,561    3.9%        3,561      96.1%    95.1%     1.0%    14,495    13,479   7.5%     610      593    2.8%
San Francisco, CA         980    3.6%          980      99.5%    98.8%     0.7%    14,334    12,817  11.8%   1,602    1,482    8.1%
Phoenix, AZ             3,460    4.1%        3,138      93.3%    91.5%     1.8%    14,332    13,833   3.6%     679      662    2.6%
San Antonio, TX         3,827    3.8%        3,348      93.7%    92.5%     1.2%    14,122    13,700   3.1%     642      627    2.4%
Monterey Peninsula, CA  1,827    3.1%        1,827      94.8%    92.7%     2.1%    10,877     9,921   9.6%     829      775    6.9%
Southern California     1,414    1.9%        1,022      95.2%    94.7%     0.5%     6,482     5,721  13.3%     856      786    8.9%
Seattle, WA               628    0.9%          628      96.0%    93.0%     3.0%     3,279     2,676  22.5%     701      676    3.6%
Other Western Markets   6,167    7.2%        5,900      94.7%    92.4%     2.3%    27,084    24,629  10.0%     634      619    2.5%
                       -------------     ---------    ------------------------  -------------------------   ----------------------
         Totals        77,219  100.0%       72,718      94.2%    93.0%     1.2% $ 355,437  $341,336   4.1%  $  667   $  648    2.9%
                       =============     =========    ========================  =========================   ======================

================================================================================

================================================================================

Attachment 7
------------

                      UNITED DOMINION REALTY TRUST, INC.
                              DEVELOPMENT SUMMARY
                               DECEMBER 31, 2000
                 (Dollars in thousands, except Cost Per Home)
                                  (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                         2000 COMPLETIONS
------------------------------------------------------------------------------------------------------------------------------
                                             No. of Apt.      Development        Cost Per          Date
                                               Homes              Cost             Home          Completed        % Leased
                                            -------------    ---------------    ------------    ------------    --------------
 New Communities:
 ---------------
        Ashton at Waterford Lakes                    292            $21,500         $73,600          Feb-00             97.9%
             Orlando, FL

 Additional Phases:
 -----------------
        Dominion Crown Pointe II                     220             14,700          66,800          Jun-00             89.1%
             Charlotte, NC

        Escalante II                                 312             19,100          61,200          Nov-00             82.1%
             San Antonio, TX

        Ashlar II                                    168             12,800          76,200          Dec-00             29.2%
             Ft. Myers, FL

                                            -------------    ---------------    ------------
             Total                                   992            $68,100         $68,600
                                            =============    ===============    ============

------------------------------------------------------------------------------------------------------------------------------------
                                                         UNDER DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Expected
                                             No. of Apt.      Completed       Cost to      Budgeted        Est. Cost    Completion
                                               Homes         Apt. Homes         Date          Cost         Per Home        Date
                                            -------------  ---------------  ------------  ------------   -------------- ------------
 New Communities:
 ---------------
        Dominion Place at Kildaire Farm          332                 --         $11,400      $25,700       $77,400          1Q02
             Raleigh, NC

        Red Stone Ranch Apartments               324                 --           8,600       21,700        67,000          4Q01
             Austin, TX
                                            -------------  ---------------  -------------  -----------   --------------
             Subtotal                            656                 --          20,000       47,400        72,300
                                            -------------  ---------------  ------------   ------------  --------------

 Additional Phases:
 -----------------
        Greensview II                            192                 --           3,200       16,700        87,000          4Q01
             Denver, CO

        Manor at England Run III                 120                 --             900        8,800        73,300          4Q01
             Fredericksburg, VA

        The Meridian II                          270                 --           2,700       17,400        64,400          1Q02
             Dallas, TX
                                            -------------  ---------------  -------------  -----------   --------------
             Subtotal                            582                 --           6,800       42,900        73,700
                                            -------------  ---------------  ------------   ------------  --------------
                                            -------------  ---------------  ------------   ------------  --------------
             Total                             1,238                 --         $26,800      $90,300       $72,900
                                            =============  ===============  ============   ============  ==============

In addition, United Dominion owns 16 parcels of land aggregating $33.6 million at December 31, 2000.

================================================================================

================================================================================

Attachment 8
------------

                      UNITED DOMINION REALTY TRUST, INC.
                       DEVELOPMENT JOINT VENTURE SUMMARY
                               DECEMBER 31, 2000
                 (Dollars in thousands, except Cost Per Home)
                                  (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                      2000 COMPLETIONS
------------------------------------------------------------------------------------------------------------------------------

                               No. of Apt.     Development         Cost Per          Date
                                 Homes             Cost              Home         Completed       % Leased
                              ------------   ---------------    ------------    -------------   ------------
New Communities:
---------------
      The Meridian                    250           $16,400         $65,600           Jun-00         100.0%
           Dallas, TX


------------------------------------------------------------------------------------------------------------------------------
                                                        UNDER DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Expected
                               No. of Apt.      Completed         Cost to         Budgeted       Est. Cost       Completion
                                 Homes         Apt. Homes           Date            Cost         Per Home            Date
                              ------------   ---------------    ------------    -------------   ------------    --------------
New Communities:
---------------
      Oaks at Weston                  380               280         $26,300          $30,100        $79,200              2Q01
           Raleigh, NC

      Sierra Canyon                   236                92          13,900           16,700         70,800              1Q01
           Phoenix, AZ

      Parke 33                        264               244          16,700           17,400         65,900              1Q01
           Lakeland, FL

      Mandolin                        308                --          12,600           22,100         71,800              3Q01
           Dallas, TX
                              ------------   ---------------    ------------    -------------   ------------
           Total                    1,188               616         $69,500          $86,300        $72,600
                              ============   ===============    ============    =============   ============

================================================================================

================================================================================

Attachment 9
------------

                      UNITED DOMINION REALTY TRUST, INC.
                              DISPOSITION SUMMARY
                            AS OF DECEMBER 31, 2000
                            (Dollars in thousands)
                                  (Unaudited)

                                            Date of          No. of Apt.          Sales
                                              Sale              Homes             Price
                                         -------------     --------------    ---------------
   1. Cold Springs Manor                    01/18/2000                109           $  2,675
          Indianapolis, IN
   2. Valli Hi                              02/04/2000                 76              6,200
          Monterey Peninsula, CA
   3. Park on Preston                       02/29/2000                286              9,625
          Dallas, TX
   4. Meadowdale Office Park                03/03/2000                N/A                485
          Richmond, VA
   5. The Lakes                             03/31/2000                256              9,450
          Nashville, TN
   6. On the Boulevard                      04/20/2000                202             10,725
          Kennewick, WA
   7. Montfort Townhomes                    05/30/2000                 83              6,340
          Dallas, TX
   8. The Claremont                         06/06/2000                 52              3,150
          Monterey Peninsula, CA
   9. Dove Park                             06/16/2000                262             12,325
          Fort Worth, TX
  10. Citiscape                             06/27/2000                231             10,100
          Dallas, TX
  11. Village at Old Tampa Bay              06/29/2000                400             16,400
          Tampa, FL
  12. Hickory Pointe                        07/14/2000                240              7,900
          Memphis, TN
  13. Bammelwood                            08/24/2000                226              5,400
          Houston, TX
  14. Prestonwood                           08/24/2000                156              4,950
          Houston, TX
  15. Parmer Lane (Land)                    08/31/2000                N/A              3,700
          Austin, TX
  16. Villa Serena                          09/01/2000                104              3,710
          Albuquerque, NM
  17. Crossroads                            09/08/2000                622             18,400
          Columbia, SC
  18. St. Andrews                           09/08/2000                216              8,000
          Columbia, SC
  19. The Park                              09/08/2000                292              8,600
          Columbia, SC
  20. 2131 Apartments                       09/08/2000                403             12,250
          Nashville, TN
  21. Harbour Town                          09/08/2000                185              5,750
          Nashville, TN
  22. Chandler's Mill                       09/29/2000                248              7,750
          Corpus Christi, TX
  23. Laurel Ridge                          11/14/2000                215              6,200
          Roanoke, VA
  24. Craig Manor                           11/14/2000                108              3,450
          Roanoke, VA
  25. Northview                             11/14/2000                131              4,000
          Roanoke, VA
  26. Memorial Bend                         12/22/2000                124              4,140
          Houston, TX
  27. Three Fountains                       12/28/2000                242              6,600
          Montgomery, AL
  28. Woodside                              12/29/2000                366             16,180
          Baltimore, MD
                                                           --------------    ---------------
      2000 Total                                                    5,835           $214,455
                                                           ==============    ===============

                                                           --------------    ---------------
      1999 Total                                                    7,443           $241,224
                                                           ==============    ===============

================================================================================

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.



Date:   March 9, 2001                    /s/ A. William Hamill
     -----------------------------       ----------------------------------
                                         A. William Hamill
                                         Executive Vice President and
                                              Chief Financial Officer



Date:   March 9, 2001                    /s/ Scott A. Shanaberger
     -----------------------------       ----------------------------------
                                         Scott A. Shanaberger
                                         Vice President and
                                              Chief Accounting Officer